                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
         [x] Preliminary Proxy Statement
         [_] Definitive Proxy Statement
         [_] Definitive Additional Materials
         [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         PACHOLDER HIGH YIELD FUND, INC.
                (Name of Registrant as Specified In Its Charter)
 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required

         [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

                 (1) Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------

                 (2) Aggregate number of securities to which transaction
                     applies:

                 ---------------------------------------------------------------

                 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                 ---------------------------------------------------------------

                 (4) Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------

                 (5) Total fee paid:

                 ---------------------------------------------------------------

         [_] Fee paid previously with preliminary materials.

         [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:

         -----------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

         (3) Filing Party:

         -----------------------------------------------------------------------

         (4) Date Filed:

         -----------------------------------------------------------------------

                         PACHOLDER HIGH YIELD FUND, INC.

                         8044 Montgomery Road, Suite 480
                              Cincinnati, OH 45236

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on December 17, 2002

                            -------------------------

                                                               November 15, 2002

To the Stockholders:

     The Annual Meeting of the shareholders of Pacholder High Yield Fund, Inc. (the "Fund") will be held on December 17, 2002, at 11 o'clock a.m., Eastern Time, at Bank One Towers Conference Room, 8044 Montgomery Road, East Tower, 1st Floor, Cincinnati, Ohio, for the following purposes:

     1. To elect a Board of four Directors to serve until the next Annual Meeting and until their successors are elected and qualified (Proposal 1);

     2. To approve a new investment advisory agreement between the Fund and Pacholder & Company, LLC (the "Adviser") effective upon termination of the current investment advisory agreement (Proposal 2);

     3. To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.

     The close of business on November 8, 2002, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting.

                                  By Order of the Board of Directors,


                                  James P. Shanahan, Jr.
                                  Secretary



--------------------------------------------------------------------------------
     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR PROMPT RETURN OF THE PROXY WILL HELP ENSURE A QUORUM AT THE MEETING AND AVOID THE EXPENSE TO THE FUND OF FURTHER SOLICITATION.
--------------------------------------------------------------------------------

                         PACHOLDER HIGH YIELD FUND, INC.

                         8044 Montgomery Road, Suite 480
                              Cincinnati, OH 45236
                             ______________________

                                 PROXY STATEMENT
                             ______________________

           Annual Meeting of Shareholders to be held December 17, 2002

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Pacholder High Yield Fund, Inc. (the "Fund") for use at the Annual Meeting of shareholders to be held on December 17, 2002, and at any adjournments thereof. If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted for the election of all nominees for director and in favor of all other proposals. A proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person. This proxy statement and the related proxy card will be mailed to shareholders on or about November 15, 2002.

     The Board of Directors has fixed the close of business on November 8, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. As of the record date, the Fund had outstanding [_________] shares of Common Stock and 2,640 shares of Series W Auction Rate Cumulative Preferred Stock. Each outstanding share is entitled to one vote. According to information available to the Fund, as of the record date, no person owned beneficially 5% or more of the outstanding shares of the Fund. On the record date, the directors and officers of the Fund as a group owned beneficially [_________] shares of the Fund, which is [less than 1%] of the Fund's outstanding shares.

     The presence in person or by proxy of the holders entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes, abstentions and withhold-authority votes all count for the purpose of determining a quorum. If a quorum is present at the meeting but sufficient votes in favor of one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting or represented by proxy. The persons named as proxies will vote in favor of such adjournment if they determine that adjournment and additional solicitation is reasonable and in the interests of shareholders of the Fund.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The Board of Directors has nominated the four persons listed below for election as directors, each to hold office until the next Annual Meeting of shareholders and until his successor is elected and qualified. Each of the nominees is currently serving as a director of the Fund and was elected at the Annual Meeting of shareholders held on October 2, 2001.

     Each nominee has consented to being named in this proxy statement and has agreed to serve as a director of the Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Fund may recommend. There are no family relationships among the nominees.

     Under the Fund's charter the holders of the outstanding shares of Auction Rate Cumulative Preferred Stock, voting as a separate class, are entitled to elect two directors and the holders of the outstanding shares of Common Stock and Auction Rate Cumulative Preferred Stock, voting together as a single class, are entitled to elect the remaining directors of the Fund. The Board of Directors has nominated Messrs. Morgan and Woodard for election by holders of the Auction Rate Cumulative Preferred Stock and Messrs. Grant and Williamson for election by the holders of the Common Stock and Auction Rate Cumulative Preferred Stock, voting together as a single class. The directors will be elected by a plurality of the votes cast at the meeting, provided that a quorum is present. Votes to withhold authority will not be considered votes cast for this purpose. The following tables set forth information concerning the nominees.

     Name, Address                 Position(s) Held      Term of Office and      Principal Occupation(s)
     -------------                 ----------------      ------------------      -----------------------
     and Age                       with the Fund         Length of Time Served   During Past 5 Years
     -------                       -------------         ---------------------   -------------------

     Interested Director
     -------------------
     William J. Morgan*            Chairman of the       Elected Annually/       President, Treasurer and
     8044 Montgomery Road          Board, President      Positions Held since    Director, Pacholder
     Suite 480                     and Director          1988                    Associates, Inc.
     Cincinnati, OH 45236

     Age 48

__________

     * Mr. Morgan is considered an "interested person" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act") because of his affiliation with the Fund's investment adviser, Pacholder & Company, LLC (the "Adviser"), which is an affiliate of Pacholder Associates, Inc.

Name, Address                  Position(s) Held     Term of Office and      Principal Occupation(s)
-------------                  ----------------     ------------------      -----------------------
and Age                        with the Fund        Length of Time Served   During Past 5 Years
-------                        -------------        ---------------------   -------------------
Non-Interested Directors
------------------------
George D. Woodard              Director             Elected Annually/       Closely Held Business
22229 North 54th Way                                Position Held Since     Specialist, Henry & Horne,
Phoenix, AZ 85054-7144                              1995                    P.L.C. (certified public
                                                                            accountants) (since March
Age 56                                                                      2000 and 1996-1999); Realtor
                                                                            with A.S.K. Realty (August
                                                                            1999-February 2000).

Daniel A. Grant
1440 Greenfield                Director             Elected Annually/       President, Utility
Crossing                                            Position Held since     Management Services
Ballwin, MO 63021                                   1992                    (business consulting).


Age 58


John F. Williamson             Director             Elected Annually/       Chairman and President,
6215 Squires Court                                  Position Held Since     Williamson Associates, Inc.
Spring, TX 77389                                    1991                    (investment adviser) (since
                                                                            1997); and Executive Vice
Age 64                                                                      President and Chief
                                                                            Financial Officer, Asset
                                                                            Allocation Concepts, Inc.
                                                                            (investment adviser)
                                                                            (1995-1996).

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.
--------------------------------------------------------------------------------

Fund Shares Owned by Directors

     The following table sets forth, for each director, the amount and dollar range of equity shares beneficially owned in the Fund as of September 30, 2002. The information as to beneficial ownership is based on statements furnished to the Fund by each director. Unless otherwise noted, (i) beneficial ownership is based on sole investment power and (ii) each director's individual beneficial shareholdings of the Fund constitute less than 1% of the outstanding shares of the Fund. The Fund is not part of a fund complex.

     Name of Director              Amount of Fund Shares             Dollar Range of Fund Shares
     ----------------              ---------------------             ---------------------------
                                   Beneficially Owned                Beneficially Owned
                                   ------------------                ------------------
                                                                     [select range:]
     William J. Morgan*            [To be provided]                  [$1-10,000]
                                                                     [$10,001-$50,000]
                                                                     [$50,001-$100,000]
                                                                     [Over $100,000]

                                                                     [select range:]
     George D. Woodard             [To be provided]                  [$1-10,000]
                                                                     [$10,001-$50,000]
                                                                     [$50,001-$100,000]
                                                                     [Over $100,000]

                                                                     [select range:]
     Daniel A. Grant               [To be provided]                  [$1-10,000]
                                                                     [$10,001-$50,000]
                                                                     [$50,001-$100,000]
                                                                     [Over $100,000]

                                                                     [select range:]
     John F. Williamson            [To be provided]                  [$1-10,000]
                                                                     [$10,001-$50,000]
                                                                     [$50,001-$100,000]
                                                                     [Over $100,000]

___________

     * Mr. Morgan is considered an "interested person" of the Fund as defined in the 1940 Act because of his affiliation with the Adviser, which is an affiliate of Pacholder Associates, Inc.

Audit Committee and Board of Directors Meetings

     The Board of Directors has an Audit Committee that is composed entirely of directors who are not "interested persons" of the Fund, the Adviser or its affiliates as that term is defined in the 1940 Act. The Audit Committee operates pursuant to a written charter, which was most recently amended on December 13, 2000, and most recently filed with the Securities and Exchange Commission ("SEC") in 2001. The Audit Committee is responsible for conferring with the Fund's independent accountants, reviewing the scope and procedures of the year-end audit, reviewing annual financial statements and recommending the selection of the Fund's independent accountants. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund's portfolio. The members of the Audit Committee are George F. Woodard (Chairman), Daniel A. Grant and John F.

Williamson. The report of the Audit Committee, as approved on February 20, 2002, is attached to this proxy statement as Appendix 1.

     During the fiscal year ended December 31, 2001, the Board of Directors met eight times. No director attended fewer than 75% of the board meetings. The Audit Committee held two meetings during 2001 at which all committee members were in attendance.

Officers of the Fund

     The officers of the Fund are elected by and hold office at discretion of the Board of Directors of the Fund. The Board of Directors has selected three officers of the Fund. The following table sets forth information concerning each officer of the Fund who served during all of the last fiscal year of the Fund, including the amount of equity shares beneficially owned by the officers in the Fund as of [September 30, 2002]. The information as to beneficial ownership is based on statements furnished to the Fund by each officer. Unless otherwise noted, (i) beneficial ownership is based on sole investment power and (ii) each officer's individual beneficial shareholdings of the Fund constitute less than 1% of the outstanding shares of the Fund.

Name, Address                 Position(s) Held      Term of Office and    Principal              Amount of Fund
-------------                 ----------------      ------------------    ---------              --------------
and Age                       with the Fund         Length of Time        Occupation(s) During   Shares
-------                       -------------         --------------        --------------------   ------
                                                    Served                Past 5 Years           Beneficially Owned
                                                    ------                ------------           ------------------
William J. Morgan*            Chairman of the       Positions Held        President, Treasurer   [To be provided]
8044 Montgomery Road          Board, President      Since 1988            and Director,
Suite                         and Director                                Pacholder
480                                                                       Associates, Inc.
Cincinnati, OH 45236

Age 48


James P. Shanahan, Jr.*        Secretary            Position Held since   Executive Vice         [To be provided]
8044 Montgomery Road                                1988                  President and
Suite                                                                     General Counsel,
480                                                                       Pacholder
Cincinnati, OH 45236                                                      Associates, Inc.

Age 41


James E. Gibson*              Treasurer             Position Held since   Executive Vice         [To be provided]
8044 Montgomery Road                                [1995]                President, Pacholder
Suite                                                                     Associates, Inc.
480
Cincinnati, OH 45236

Age 37

__________

* Messrs. Morgan, Shanahan and Gibson are considered "interested persons" of the Fund as defined in the 1940 Act because of their affiliation with the Adviser, which is an affiliate of Pacholder Associates, Inc.

Compensation of Directors and Officers

     Directors and officers of the Fund, who are employed by the Adviser or a corporate affiliate of the Adviser, serve without compensation from the Fund. The Fund pays each director who is not an employee of the Adviser or any corporate affiliate of the Adviser an annual fee of $10,000 plus $1,500 or $1,000 for each meeting of the Board of Directors attended in person or by telephone, respectively, and reimburses directors for travel and other out-of-pocket expenses incurred by them in connection with attending in-person meetings. The Fund's officers are compensated by the Adviser for services rendered to the Fund. The following table sets forth the information concerning the compensation paid by the Fund to directors and officers during the fiscal year ended December 31, 2001.

       Name and Position                         Aggregate Compensation
       -----------------                         ----------------------
                                                 from the Fund(1)
                                                 ----------------

       William J. Morgan*                        $0
       Chairman of the Board, President
       and Director

       George D. Woodard                         $22,000
       Director

       Daniel A. Grant                           $22,000
       Director

       John F. Williamson                        $22,000
       Director

       James P. Shanahan, Jr.*                   $0
       Secretary

       James E.                                  $0
       Gibson*
       Treasurer

       __________

     (1) The Fund does not offer any pension or retirement plan benefits to its directors or officers. The Fund is not part of a fund complex.

     * Messrs. Morgan, Shanahan and Gibson are considered "interested persons" of the Fund as defined in the 1940 Act because of their affiliation with the Adviser, which is an affiliate of Pacholder Associates, Inc.

Section 16(a) Beneficial Owner Reporting Compliance

     [Based on information submitted to the Fund, all directors and officers of the Fund filed on a timely basis with the SEC the reports of beneficial ownership of Fund shares required by Section 16(a) of the Securities Exchange Act of 1934.]

                 PROPOSAL 2: APPROVAL OF NEW ADVISORY AGREEMENT

Background

     Pacholder & Company, LLC (the "Adviser") serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Fund dated August 20, 1998 (the "Current Advisory Agreement"). The Current Advisory Agreement was approved by shareholders on June 30, 1998 and amended effective January 1, 2000. As explained in more detail below, shareholders are being asked to approve a new investment advisory agreement between the Adviser and the Fund (the "New Advisory Agreement").

     The Current Advisory Agreement, as required by the 1940 Act, contains a provision requiring that the agreement terminate in the event of an "assignment." Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the Adviser's investment advisory contracts. As described below, one of the members of the Adviser will undergo a change in control upon consummation of a proposed transaction. Such a change in control could be deemed to result in a change in control of the Adviser, and could be deemed to result in the assignment of, and therefore the termination of, the Current Advisory Contract. To avoid any uncertainty about the status of the Current Advisory Agreement, the Board of Directors believes that it is prudent and in the best interest of the Fund to obtain shareholder approval of the New Advisory Agreement. As discussed below, neither the Adviser, nor the personnel responsible for providing advisory services to the Fund, nor the services provided to the Fund, will change due to the proposed transaction. THE NEW ADVISORY AGREEMENT CONTAINS TERMS SUBSTANTIALLY IDENTICAL TO THOSE IN THE CURRENT ADVISORY AGREEMENT.

Summary of the Proposed Transaction

     Pacholder Associates, Inc., located at 8044 Montgomery Road, Suite 480, Cincinnati, Ohio, owns 51% of the equity interest in the Adviser, and Banc One Investment Advisors Corporation, an indirect wholly-owned subsidiary of Bank One Corporation, located at 1111 Polaris Parkway, Columbus, Ohio, owns the remaining 49%. Currently, Asher O. and Sylvia A. Pacholder (the "Pacholders") own approximately 60% of the shares of Pacholder Associates, Inc. The remainder of Pacholder Associates, Inc. is owned by William J. Morgan, President of Pacholder Associates, Inc, and other employees of Pacholder Associates, Inc. The Pacholders propose to withdraw as shareholders of Pacholder Associates, Inc. in a transaction that will result in the redemption of their shares, the issuance of new shares to William J. Morgan and other employees of Pacholder Associates Inc., and the issuance of a convertible note to Bank One Corporation (the "Proposed Transaction"). The note would be immediately convertible by Bank One Corporation into up to 42% of the total outstanding common shares of Pacholder Associates, Inc. on a fully diluted basis. Bank One Corporation also would receive an option to acquire all of the outstanding shares of Pacholder Associates, Inc. that is exercisable after five years. In connection with the Proposed Transaction, the Pacholders would resign all positions held with Pacholder Associates Inc., including their positions as members of the company's board of directors.

          The 1940 Act provides a rebuttable presumption that the direct or indirect owner of more than 25% of the outstanding shares of an entity controls that entity. Because Pacholder Associates, Inc. may be deemed to control the Adviser, the change in control of Pacholder Associates, Inc. may be deemed to result in a change in control of the Adviser. Based largely on this presumption, the Adviser has advised the Fund's Board of Directors that it believes that consummation of the Proposed Transaction may cause an assignment of the Current Advisory Agreement. To avoid any uncertainty about the status of the

Current Advisory Agreement, the Fund's directors believe that it is prudent and in the best interest of the Fund to obtain shareholder approval of the New Advisory Agreement.

     The Proposed Transaction would not result in any change to the Adviser's personnel, day-to-day management of the Fund or financial condition. William J. Morgan would continue to serve as the Adviser's portfolio manager and continue to have primarily responsibility for the day-to-day management of the Fund's portfolio. The Adviser's Board of Managers would retain its existing composition, as set forth below:

          Name and Address                  Principal Occupation
          ----------------                  --------------------

          William J. Morgan                 President, Treasurer and Director,
          8044 Montgomery Road              Pacholder Associates, Inc.
          Suite 480
          Cincinnati, OH 45236

          James P. Shanahan                 Executive Vice President and General
          8044 Montgomery Road              Counsel, Pacholder Associates, Inc.
          Suite 480
          Cincinnati, OH 45236

          Mark A. Beeson                    Chief Financial Officer, Banc One
          1111 Polaris Parkway              Investment Management Group (since
          Columbus, OH 43271-0211           November 2001); Senior Managing
                                            Director, Banc One Investment
                                            Advisors Corporation (since November
                                            2001); Chief Executive Officer and
                                            President, One Group Administrative
                                            Services, Inc. (since October 1999);
                                            Chief Executive Officer and
                                            President, One Group Dealer
                                            Services, Inc. (since October 1999).

          Gary J. Madich                    Senior Managing Director, Banc One
          1111 Polaris Parkway              Investment Advisors Corporation.
          Columbus, OH 43271-0211


The Current and New Advisory Agreements

     Except for differences in the effective and renewal dates, the Current and New Advisory Agreements are the same in all material respects. A form of the New Advisory Agreement is attached to this proxy statement as Exhibit A.

     Pursuant to both agreements, the Adviser, subject to the supervision of the Fund's Board of Directors and in accordance with the Fund's investment objective, policies and restrictions, identifies securities suitable for investment by the Fund, makes investment decisions, and places purchase and sale orders. Both agreements provide that the Adviser will obtain and evaluate such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to make investment decisions on behalf of the Fund, and will manage continuously the assets of the Fund in a manner consistent with its investment objective and policies.

     Under both agreements, in addition to managing the Fund's investments, the Adviser maintains certain of the Fund's records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund who are employees of the Adviser.

     Expenses not expressly assumed by the Adviser under both agreements are paid by the Fund. The expenses borne by the Fund include, but are not limited to, the following: investment advisory fees; fees and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; expenses of registration of the Fund and its shares under federal and state securities laws; all expenses of stockholders' and directors' meetings and of preparing, printing and mailing prospectuses, proxy statements and reports to stockholders; directors' fees and expenses; expenses incident to any dividend reinvestment program; charges and expenses of any outside service used for pricing of the Fund's portfolio securities; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; insurance premiums; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto).

     As full compensation for the services provided, facilities furnished and expenses paid by the Adviser under both the Current and New Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee which increases or decreases from a "fulcrum fee" of 0.90% of the Fund's average net assets based on the total return investment performance of the Fund for the prior 12-month period relative to the percentage change in the Credit Suisse First Boston Domestic + High Yield Index(TM) (the "Index") for the same period (the "Index Return"). The investment advisory fee is paid quarterly at an annual rate that varies between 0.40% and 1.40% of the Fund's average net assets. The fee is structured so that it will be 0.90% if the Fund's investment performance for the preceding 12 months (net of all fees and expenses, including the advisory fee) equals the Index Return. The advisory fee increases or decreases from the 0.90% "fulcrum fee" by 10% of the difference between the Fund's investment performance during the preceding 12 months and the Index Return during the period, up to the maximum fee of 1.40% or down to the minimum fee of 0.40%. For the fiscal year ending December 31, 2001, investment advisory fees paid by the Fund were $751,497.

     Each agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or its stockholders for any act or omission by the Adviser or for any losses sustained by the Fund or its stockholders. Neither agreement restricts the Adviser from acting as investment manager or Adviser to others, including entities that may have investment objectives similar or identical to those of the Fund.

     Both the Current Advisory Agreement and the New Advisory Agreement are renewable annually by the Board of Directors of the Fund, or by vote of the holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, and by the vote of a majority of the directors of the Fund who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The Current and New Advisory Agreements terminate automatically in the event of an "assignment" (as defined in the 1940 Act) and may be terminated without penalty at any time by majority vote of the entire Board of Directors of the Fund, or by vote of the holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, on 30 days' written notice to the Adviser, or by the Adviser on 180 days' written notice to the Fund.

Consideration by the Board of Directors

     On May 20, 2002, the Board of Directors held a meeting called for the purpose of considering the New Advisory Agreement. At the meeting, senior officers of the Adviser and Pacholder Associates, Inc. discussed the Proposed Transaction. The Board of Directors considered, among other things, the expectation that after the Proposed Transaction the Adviser would continue to operate its business in the same manner as before the Proposed Transaction. The Board of Directors took into account that the Proposed Transaction was not expected to result in any change with respect to the Adviser's Board of Directors, personnel, day-to-day management of the Fund, income statement or balance sheet. In addition, the Board of Managers considered that the New Advisory Agreement would be identical to the Current Advisory Agreement in all material respects except for the contracts' effective and renewal dates.

     In addition, the Board of Directors considered a wide range of information of the type it regularly considers when determining to continue the Fund's Current Advisory Agreement as in effect from year to year. The Board considered, among other things:

     .    the Adviser's personnel, resources and investment process;

     . the scope and quality of the services that the Adviser has been providing to the Fund;

     . the investment performance of the Fund and of similar funds managed by other advisers over various periods;

     . the advisory fee rate payable to the Adviser by the Fund and payable by similar funds managed by other advisers;

     . the total expense ratio of the Fund and of similar funds managed by other advisers;

     . compensation payable by the Fund to affiliates of the Adviser for other services; and

     . information regarding the profitability of the Current Advisory Agreement to the Adviser and its affiliates.

     The Board of Directors also considered, to the extent they may be deemed applicable, the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in effect, that the investment adviser of a registered investment company, or an affiliated person of such adviser, may receive any amount or benefit in connection with the sale of the adviser's business provided that two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the sale or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" as defined in the 1940 Act includes any arrangement during the two-year period after the transaction whereby the predecessor or successor investment adviser, or any "interested person" (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services), or from the investment company or its security holders (other than fees for bona fide investment advisory and other services). The Board of Directors was advised that management was not aware of any circumstances relating to the Proposed Transaction that might result in the imposition of an "unfair burden" on the Fund. The second condition of Section 15(f) is that, during the three-year period immediately following the Proposed Transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the successor or predecessor Adviser. The Board of Directors currently satisfies and intends to continue to satisfy this condition.

     After consideration of the proposal, and such other information as the directors deemed relevant, the Board of Directors, including all of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, determined that the New Advisory Agreement is in the best interest of the Fund's shareholders and voted to approve the submission of the New Advisory Agreement to shareholders of the Fund.

Required Vote

     Approval of the New Advisory Agreement requires the affirmative vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of "a majority of the outstanding securities" means the vote (i) of 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) of more than 50% of the shares, whichever is the less. For this purpose, the holders of the Preferred Stock and the Common Stock will vote together as one class. Abstentions and broker non-votes (i.e., shares held in the name of a broker or nominee for which an executed proxy is received, but which have not been voted because the broker or nominee does not have discretionary voting power and voting instructions have not been received from the beneficial owner) will not be considered votes cast and, for purposes of (i) above, will have the same effect as votes cast against the proposal.

     If the New Advisory Agreement is approved by shareholders of the Fund, it will become effective upon termination of the Current Advisory Agreement in accordance with its terms, which would occur upon consummation of the Proposed Transaction. If the Proposed Transaction is not consummated, the Current Advisory Agreement will remain in effect until otherwise terminated.

     If the New Advisory Agreement is not approved by the shareholders of the Fund, the Current Advisory Agreement will remain in effect until terminated in accordance with its terms and the Board of Directors will consider whether to pursue alternative action.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT.
--------------------------------------------------------------------------------

                                 OTHER BUSINESS

     The management of the Fund knows of no other business that may come before the Annual Meeting. If any additional matters are properly presented at the meeting, the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

     Pacholder & Company, LLC (the "Adviser") serves as the Fund's investment adviser. The Adviser is an affiliate of Pacholder Associates, Inc., an investment advisory firm. The principal business address of the Adviser is 8044 Montgomery Road, Suite 480, Cincinnati, OH 45236. The Adviser makes and implements investment decisions and supervises all aspects of the Fund's operations. It also provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments of the Fund.

Administrative and Accounting Services

     Kenwood Administrative Management, Inc. (the "Administrator"), 8044 Montgomery Road, Suite 480, Cincinnati, OH 45236, an affiliate of the Adviser and Pacholder Associates, Inc., serves as administrator of the Fund. The Administrator monitors the Fund's compliance with various regulatory requirements, coordinates and monitors the activities of the Fund's other service providers, handles various public and shareholder relations matters, and assists in the preparation of financial and other reports. For the fiscal year ending December 31, 2001, the total amount of administrative fees paid by the Fund was $196,136.

     Pacholder Associates, Inc., an affiliate of the Adviser, is responsible for
(i) accounting relating the Fund and its investment transactions, (ii) determining the net asset value per share of the Fund, (iii) maintaining the Fund's books of account, and (iv) monitoring, in conjunction with the Fund's custodian, all corporate actions, including dividends and distributions and stock splits, in respect of securities held in the Fund's portfolio. For the fiscal year ending December 31, 2001, the total amount of accounting fees paid by the Fund was $44,327.

                 INFORMATION CONCERNING THE INDEPENDENT AUDITORS

     The Board of Directors has selected Deloitte & Touche LLP as the independent auditors for the Fund for the fiscal year ending December 31, 2002. The firm of Deloitte & Touche LLP has been the Fund's independent auditors since its inception in November 1988. In addition, Deloitte & Touche LLP prepares the Fund's federal and state income tax returns and provides certain non-audit services. Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Fund. The Audit Committee has considered whether the provision by the independent auditors to the Fund of non-audit services to the Fund or of professional services to the Adviser and entities that control, are controlled by or are under common control with the Adviser is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them. Representatives of Deloitte & Touche LLP are not expected to be present at the Annual Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Fund's annual financial statements, and the review of the financial statements included in the Fund's reports to shareholders, for fiscal year ended December 31, 2001 were [$52,780].

Financial Information Systems Design and Implementation Fees

     There were no fees billed by Deloitte & Touche LLP for the fiscal year ended December 31, 2001, for professional services rendered for financial information systems design and implementation services provided to the Fund, the Adviser or entities that control, are controlled by or are under common control with the Adviser that provide services to the Fund.

All Other Fees

     There were [$___________] in fees billed by Deloitte & Touche LLP for the fiscal year ended December 31, 2001, for other services provided to the Fund, the Adviser and entities that control, are controlled by or are under common control with the Adviser that provide services to the Fund.

                             SOLICITATION OF PROXIES

     In addition to solicitation by mail, solicitations on behalf of the Board of Directors may be made by personal interview, telegram and telephone. Certain officers and regular agents of the Fund, who will receive no additional compensation for their services, may use their efforts, by telephone or otherwise, to request the return of proxies. The costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board of Directors will be borne by the Fund. The Fund will reimburse, upon request, broker-dealers and other custodians, nominees and fiduciaries for their reasonable expenses of sending proxy solicitation materials to beneficial owners.

                              SHAREHOLDER PROPOSALS

     If a shareholder wishes to present a proposal for inclusion in the proxy statement for the next Annual Meeting of shareholders, the proposal must be submitted in writing and received by the Secretary of the Fund within a reasonable time before the Fund begins to print and mail its proxy materials.

                               SHAREHOLDER REPORTS

     The Fund's Annual Report for the fiscal year ended December 31, 2001, and Semi-Annual Report for the six months ended June 30, 2002, may be obtained without charge by calling the Fund toll free at 1-800-837-2755 or by writing to Pacholder High Yield Fund, Inc., c/o Kenwood Administrative Management, Inc., 8044 Montgomery Road, Suite 480, Cincinnati, OH 45236.

                                                                      APPENDIX 1

                         PACHOLDER HIGH YIELD FUND, INC.
                                  (the "Fund")
                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of the Fund met on February 20, 2002 to review the Fund's audited financial statements for the fiscal year ended December 31, 2001. The Audit Committee operates pursuant to a charter last amended December 13, 2000, which sets forth the roles of the Fund's management, independent auditors, the Board of Directors and the Audit Committee in the Fund's financial reporting process. Pursuant to the charter, the Fund's management is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews. The role of the Audit Committee is to assist the Board of Directors in its oversight of the financial reporting process by, among other things, reviewing the scope and results of the Fund's annual audit with the Fund's independent auditors and recommending the initial and ongoing engagement of such auditors.

     In performing its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund's management and its independent auditors, Deloitte & Touche LLP. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 and has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed the independence of Deloitte & Touche LLP with Deloitte & Touche LLP.

     Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and Deloitte & Touche LLP. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not guarantee that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Deloitte & Touche LLP is in fact "independent."

     Based upon this review and related discussions, and subject to the limitations on the role and responsibilities of the Audit Committee set forth above and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report for the year ended December 31, 2001.

     This report has been approved by all of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent pursuant to Section 121(A) of the American Stock Exchange's listing standards.

                                       Submitted by the Audit Committee
                                       of the Fund's Board of Directors

                                       George D. Woodard (Chairman)
                                       Daniel A. Grant
                                       John F. Williamson

As approved on February 20, 2002.

                                                                       EXHIBIT 1

                      FORM OF INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of the [ ] day of [ ], 200[ ], by and between Pacholder High Yield Fund, Inc., a Maryland corporation (hereinafter called the "Fund"), and Pacholder & Company, LLC, an Ohio limited liability company (hereinafter called the "Adviser").

     WHEREAS, the Fund is engaged in business as a diversified, closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engages in the business of acting as investment adviser;

     WHEREAS, the Fund desires to retain the Adviser to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

     WHEREAS, the Adviser desires to be retained to perform services on said terms and conditions;

     NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter contained, the Fund and the Adviser agree as follows:

     1.   Duties and Responsibilities of Adviser.

     A. Investment Advisory Services. The Fund hereby retains the Adviser to act as investment manager of the Fund and, subject to the supervision of the Fund's Board of Directors, to supervise the investment activities of the Fund as hereinafter set forth giving due consideration to the policies of the Fund as expressed in the Fund's Registration Statement on Form N-2 under the 1940 Act and under the Securities Act of 1933, as amended, as well as to the factors affecting the status of the Fund as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Without limiting the generality of the foregoing, the Adviser:

             (i) shall obtain and evaluate such information and advice relating to the economy, securities market and securities as it deems necessary or useful to discharge its duties hereunder;

             (ii) shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund;

             (iii) shall determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and

             (iv) shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate. The Adviser shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

     B. Reports to Fund. The Adviser shall furnish to or place at the disposal of the Fund such information, reports, evaluations, analyses and opinions as the Fund may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Fund.

     C. Fund Personnel. The Adviser agrees to permit individuals who are officers or employees of the Adviser to serve (if duly elected or appointed) as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of the Fund, without remuneration from or other cost to the Fund.

     D. Personnel, Office Space, and Facilities of Adviser. The Adviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Adviser requires in the performance of its investment advisory and other obligations under this Agreement.

     2.   Allocation of Expenses.

     A. Expenses Paid by Adviser. The Adviser shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees of the Fund who are employees of the Adviser or any corporate affiliate of the Adviser, if any, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Adviser shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     B. Expenses Paid by Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparation, printing (including typesetting) and distributing a prospectus for such purposes); all expenses of stockholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to stockholders; fees of directors or members of any advisory board or committee who are not employees of the Adviser or any corporate affiliate of the Adviser; travel expenses of directors; all expenses incident to the payment of any dividend reinvestment program; charges and expenses of any outside service used for pricing of the Fund's portfolio securities; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); fees and expenses of counsel, accountants and investment bankers; and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     3.   Compensation.

     A. Fulcrum Fee. As full compensation for the services provided, facilities furnished and expenses paid by the Adviser under this Agreement, the Fund agrees to pay the Adviser an annual investment advisory fee, which increases and decreases proportionately based on the investment performance of the Fund in relation to the investment record of the Credit Suisse First Boston Domestic+ High Yield Index (the "Index"). The advisory fee shall be accrued at least weekly and paid quarterly as soon as practicable after the end of each calendar quarter, as follows:

             (i) If the Fund's investment performance for the 12 months immediately preceding the end of the quarter is equivalent to the investment record of the Index for the same 12-month period, then the advisory fee shall be computed at the annual rate of 0.90% of the Fund's average net assets. The rate at which the advisory fee is computed shall be increased or decreased from the 0.90% fulcrum fee by 10% of the amount by which the investment performance of the Fund exceeds or is less than the investment record of the Index, up to a maximum of 1.40% and down to a minimum of 0.40%. For purposes of calculating the amount of the advisory fee, the Fund's average net assets shall be determined by taking the average of all determinations of such net assets during the applicable 12-month period and the Fund's net assets shall mean the total assets of the Fund minus accrued liabilities of the Fund other than the principal amount of any outstanding senior securities representing indebtedness (within the meaning of Section 18 of the 1940 Act). The investment performance of the

             Fund and the investment record of the Index shall be determined in accordance with the Advisers Act and the rules and regulations promulgated thereunder.

             (ii) The compensation payable to the Adviser after the end of each quarter shall be equal to the amount of the annual advisory fee calculated as provided in sub-paragraph (i) above reduced by the compensation previously paid by the Fund to the Adviser in respect of the applicable 12-month period. In the event that such prior payments should exceed the amount of the annual advisory fee payable hereunder, the Adviser shall remit to the Fund such excess as soon as practicable after the end of the quarter.

     B. Proration. If the Adviser shall serve for less than the whole of any quarter, the investment advisory fee shall be prorated on the basis of the 12-month period immediately preceding the date of termination of this Agreement.

     4. Brokerage. Subject to the approval of the Board of Directors of the Fund, the Adviser, in carrying out its duties under Section 1. A., may cause the Fund to pay a broker-dealer which furnishes brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a higher commission than that which might be charged by another broker-dealer, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the Exchange Act).

     5. Adviser's Use of the Services of Others. The Adviser may (at its cost except as contemplated by Sections 2 and 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Adviser or the Fund with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Fund, or in the discharge of Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser.

     6. Ownership of Records. All records required to be maintained and preserved by the Fund pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Adviser on behalf of the Fund are the property of the Fund and will be surrendered by the Adviser promptly on request by the Fund.

     7. Limitation of Liability of Adviser. The Adviser will use its best efforts in the supervision and management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder the Adviser shall not be liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission by the Adviser or for any losses sustained by the Fund or its shareholders.

     8. Services to Other Clients. Subject to Section 12 of this Agreement, nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

     9. Use of Adviser's Name. The Fund may include the name "Pacholder" or any other name derived from the name "Pacholder" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Adviser as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Fund will (by corporate action, if necessary) cease to use any name derived from the name "Pacholder", any name similar thereto or any other name indicating that it is advised by or otherwise connected with the Adviser, or with any organization which shall have succeeded to the

Adviser's business as investment adviser.

     10. Term of Agreement. This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein shall continue in effect until June 30, 200[ ]. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of 12 months each ending on June 30 of each year, provided such continuance is specifically approved at least annually by the vote of holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or by the Board of Directors of the Fund, and, in either event, by the vote of a majority of the directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon 30 days' written notice to the Adviser, either by majority vote of the directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund;
(b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Adviser may terminate this Agreement without payment of penalty on 180 days' written notice to the Fund. In the event the Adviser elects to terminate this Agreement, the advisory fee payable during the 180-day period will be the lesser of the fee payable under this Agreement or the fee which will be payable to the Adviser under any new advisory agreement with the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

     11. Amendment. This Agreement may be amended by the parties without the vote or consent of the stockholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Adviser shall be liable for failing to do so.

     12. Allocation of Services. The Adviser reserves the right to manage other investment accounts, including those with investment objectives similar to the Fund. Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts, the size of investment commitments generally held by the Fund and such accounts, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts.

     13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Ohio and the applicable provisions of the 1940 Act and the Advisers Act. To the extent the applicable law of the State of Ohio, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act or the Advisers Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Cincinnati, Ohio.

WITNESS:                                  PACHOLDER HIGH YIELD FUND, INC.




____________________________              By:      ____________________________




WITNESS:                                  PACHOLDER & COMPANY, LLC

                                          By:  PACHOLDER ASSOCIATES, INC.



_____________________________             By:      _____________________________

                         Pacholder High Yield Fund, Inc.

                          Common Stock, $.01 Par Value

           This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints William J. Morgan, James E. Gibson and James P. Shanahan, Jr., and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated below on this card, all the shares of Common Stock, par value $.01 per share, of Pacholder High Yield Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of shareholders to be held on December 17, 2002, and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted "FOR" all proposals. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                   Please be sure to sign and date this Proxy
               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

               Pacholder High Yield Fund, Inc. 2002 ANNUAL MEETING

[X]  Please Mark Votes as in this example

1.)  Election of Directors.          With-  For All    2.)  To approve the New Advisory                For   Against  Abstain
                               For   hold   Except          Agreement between the Adviser and
                               [_]    [_]     [_]           Fund effective upon termination of the
                                                            Current Advisory Agreement.                [_]     [_]      [_]

     Daniel A. Grant

     John F. Williamson

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominee.

Check appropriate box
Indicate changes below:                              Date _________________        RECORD DATE SHARES

         Address Change? [_]   Name Change? [_]


                                                                    Box
                                                     [------------------------------------]
                                                     Signature(s) In Box


                                                     Please sign exactly as your name appears on this proxy. An executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN. If a corporation, please provide the full name of the corporation and the name of the authorized officer signing on its behalf.

                         Pacholder High Yield Fund, Inc.

        Series W Auction Rate Cumulative Preferred Stock, $.01 Par Value

           This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints William J. Morgan, James E. Gibson and James P. Shanahan, Jr., and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Series W Auction Rate Cumulative Preferred Stock, par value $.01 per share, of Pacholder High Yield Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of shareholders to be held on December 17, 2002, and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted "FOR" all proposals. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[X]  Please Mark Votes as in this example

1.)  Election of Directors.          With-  For All    2.)  To approve the New Advisory                For   Against  Abstain
                               For   hold   Except          Agreement between the Adviser and
                               [_]    [_]     [_]           Fund effective upon termination of the
                                                            Current Advisory Agreement.                [_]     [_]      [_]

     William J. Morgan

     George D. Woodard

     Daniel A. Grant

     John F. Williamson

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominee.

Check appropriate box
Indicate changes below:                              Date _________________        RECORD DATE SHARES

         Address Change? [_]   Name Change? [_]


                                                                    Box
                                                     [------------------------------------]
                                                     Signature(s) In Box


                                                     Please sign exactly as your name appears on this proxy. An executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN. If a corporation, please provide the full name of the corporation and the name of the authorized officer signing on its behalf.